BROWN ADVISORY FUNDS

Brown Advisory Flexible Equity Fund
 (the “Fund”)

Institutional Shares (BAFFX)
Investor Shares (BIAFX)
Advisor Shares (BAFAX)

Supplement dated March 19, 2018
to the Summary Prospectus and Prospectus dated October 31, 2017

This supplement serves as notification of, and provides information regarding, certain proposed changes to the Fund to be effective as of March 31, 2018 (the “Effective Date”). At a recent meeting, Brown Advisory LLC, the investment adviser to the Fund, notified the Board of Trustees of Brown Advisory Funds of the following change:

1. Portfolio Managers for the Fund

On the Effective Date, R. Hutchings Vernon, CFA, and Maneesh Bajaj, CFA, will serve as portfolio managers of the Fund and each retain equal decision-making authority in the day-to-day management of the Fund’s portfolio.  Prior to that date, Mr. Vernon served as portfolio manager of the Fund and Mr. Bajaj had served as associate portfolio manager of the Fund. Mr. Vernon’s tenure on the Fund dates to 2008, and Mr. Bajaj’s tenure dates to 2017.

Investors should retain this supplement for future reference